Management Update First Quarter 2013 NASDAQ Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation.com

Safe Harbor (1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements." In the course of our presentation, we may discuss matters that are deemed to be forward-looking statements, which are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995 (the “Reform Act”)(1). Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Actual results may differ materially and adversely from projected results. We assume no obligation to update any forward-looking statements (including any projections) to reflect any changes or events occurring after the date hereof. Additional information about risks of achieving results suggested by any forward-looking statements may be found in Sterling’s 10-K, 10-Q and other SEC filings, included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” 2

Key Statistics as of 3/31/13 (billions) Total assets $9.3 Total deposits $6.6 Net loans $6.3 2013 Sterling Franchise at a Glance 3  Based in Spokane, Wash., Sterling is one of the largest commercial banks headquartered in the Pacific Northwest (1)  Approximately 54,000 commercial transaction accounts and 274,000 retail transaction accounts  $6.6 billion of deposits with an average cost of 0.39% (2)  Market cap of $1.4 billion (3) 181 branches in 4 states Source: SNL Financial, Company filings. Note: Financial data as of March 31, 2013. (1) Pacific Northwest defined as Idaho, Oregon and Washington. (2) For the quarter ended March 31, 2013. (3) As of March 31, 2013. (4) As of May 12, 2013, Seattle branch of BPFH will consolidate with a Sterling branch. (5) Source: SNL, as of June 30, 2012. Pro forma deposit market share data includes Borrego, BPFH and CNBF and announced divestitures. Pro Forma Deposit Market Share (5) State Branches Rank Market Share Washington 86 7 3.13% Oregon 61 9 2.77% California 17 48 0.13% Idaho 17 11 2.54%

# Key Operating Objectives

*Performance Trends*

| | | |
|---|---|---|
| + | Cost-effective funding | ▪ Cost of Deposits: 39 bps in Q1 '13, down 7 bps from Q4 '12<br>▪ Net interest margin (FTE) of 3.69%, up 20 bps from Q4 '12<br>▪ Transaction/Savings/MMDA balances 74% of total deposits |
| + | Improved asset quality | ▪ Ratio of NPA/total assets: 2.29%, up from 2.28% from Q4 '12<br>  o Q1 '13 included $14.3MM of NPLs acquired in the Borrego Springs Bank transaction of which $9.8MM had government guarantees<br>▪ Allowance to loans: 2.43%; Allowance to nonperforming loans: 86% |
| + | High quality relationship based asset generation | ▪ Originated $512MM of new portfolio loans<br>▪ Q1 '13 Originations: 36% multifamily, 33% residential/consumer; 28% commercial<br>▪ Q1 '13 organic loan growth: 8% |
| + | Expense control | ▪ Noninterest expenses down $8MM, or 9%, from Q4 '12<br>▪ Employee compensation and benefits down $7MM, or 14%, from Q4 '12<br>▪ Branch rationalization substantially complete |
| = | Profitable growth | ▪ Reported net income of $22.7MM, or $0.36 per diluted share, compared to $20.9MM, or $0.33 per diluted share, for Q4 '12<br>  o Q1 '13 includes $7.5MM bargain purchase gain associated with the Borrego Springs Bank transaction, and income tax expense of $9.9MM |
| ★ | Active capital mgmt | ▪ Increased quarterly dividend by 33% to $0.20<br>▪ Closed Borrego Springs transaction on February 28, 2013<br>▪ Continue to pursue strategic acquisitions that make financial sense |

4

Non-interest bearing transaction: $1,705 / 26% Interest-bearing transaction: $761 / 12% Savings and money market demand: $2,263 / 34% Retail time deposits: $1,485 / 22% Public: $170 / 3% Brokered: $214 / 3% Balance of $6,598 million as of March 31, 2013 (in millions) (in millions) 3/31/2012 3/31/2013 Annual % change Retail deposits: Transaction $2,174 $2,466 13% Savings and MMDA 2,219 2,263 2% Time deposits 1,890 1,485 -21% Total retail 6,283 6,214 -1% Public: 302 170 -44% Brokered: 365 214 -41% Total deposits $6,950 $6,598 -5% BPs Change Depost funding costs 0.67% 0.39% -28 Gross loans to deposits 87% 97% Deposit Composition and Funding Source: SNL Financial and company filings. (1) Peers include: BANR, CATY, CYN, CVBF, GBCI, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers.  $637 million of CDs re-pricing by YE 2013 with a current average rate of 1.0%  Structured repurchased agreement borrowings: o 3/31/13 structured repo balance $500MM, WAC 3.8%, WAM 4.2 years Deposit composition Deposit balances Reducing avg. cost of deposits (%) (1) 5 2.31% 0.39% 1.10% 0.24%0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 1Q 2013 Y-o-Y Improvement (28 bps) STSA Peer

Washington: $2,389 / 37% Oregon: $1,359 / 21% N. California: $1,345 / 21% S. California: $740 / 11% Idaho: $265 / 4% Arizona: $143 / 2% Other: $236 / 4% (in millions) Residential RE: $858 / 13% Multifamily: $1,725 / 27% CRE, NOO: $1,164 / 18% CRE, OO: $1,373 / 21% C&I : $534 / 8% Construction: $71 / 1% Consumer: $752 / 12% (in millions) Loan Portfolio Summary Focusing on Relationship-Based Lending  Gross loans were $6.5 billion at March 31, 2013  Q1 ‘13 portfolio loan originations increased $165 million, or 47% over Q1 ‘12 (1)  Multifamily, Owner Occupied CRE, and C&I accounted for 64% of Q1 ‘13 portfolio originations Source: Company filings. (1) Excluding residential mortgage loans held for sale. Loan mix by geography Loan mix by category 6

0 100 200 300 400 500 600 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Residential RE Multifamily CRE Construction Consumer Commercial 7 $265 $348 $346 $348 $426 Source: Company filings. (1) Excluding residential mortgage loans held for sale. Loan Portfolio New Originations by Quarter (1) $512 $459 $ M illion s $457 $562

WA 25% OR 9% N Cal 30% S Cal 36% 5 Yr Fixed Hybrid ARM 68% 7 Yr Fxd H- ARM 19% 3 Yr Fxd H- ARM 10% Other 3% Refi 69% Purchase 31% Multifamily – Program to Date as of Q1 2013 8 MF loan programs MF geography MF loan purpose MF originations since program inception  Wtd Avg LTV: 66.5%; Wtd Avg DSC: 1.34:1; Wtd Avg Yield: 4.2%; Average Loan: $1.9 million $28 $147 $365 $568 $748 $921 $1,156 $1,300 $1,561 $1,747 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q3 13 Mi llio ns Quarterly Originations Cumulative

 Working to improve efficiency and effectiveness of operations o Branch rationalization substantially complete • Sold 8 branches, 3 pending sale • Closed or consolidated 10 branches, 1 pending o Outsourced mortgage loan servicing in Q1 ’13 o Leverage existing technology and operational infrastructure o Continued focus on vendor management and consolidation Expense Control and Operating Efficiency Drivers 9

10 Asset Quality Metrics Comparable to Peers Source: SNL Financial and company filings. (1) Peers include: BANR, CATY, CYN, CVBF, GBCI, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers. 0% 2% 4% 6% 8% 10% 12% Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 NPAs/Assets STSA Peer $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Mil lion s Classified Assets Non-perfoming Assets Non-performing Loans 12/31/09: $1,648 $215

(in millions) 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013 NPLs beginning-of-period $287.2 $279.7 $265.3 $212.4 $185.3 Additions/increases/acquisitions 32.3 67.2 30.0 17.4 30.4 Return to accruing status (0.9) (24.7) (9.9) (25.8) (5.5) Charge-offs (20.2) (5.0) (6.0) 0.6 (4.7) Transfer to OREO (9.4) (13.2) (8.0) (2.9) (6.8) Payments/sales (9.3) (38.7) (59.0) (16.4) (15.6) NPLs end of period $279.7 $265.3 $212.4 $185.3 $183.1 NPLs/Loans 4.7% 4.4% 3.5% 3.0% 2.8% % decline ($) since Q1 2012: 35% For the quarter ended Non-performing Loan (NPL) Flow Analysis 11

(dollars in millions) Amount Properties Amount Properties OREO: Beginning balance $82 143 $25 46 Additions/acquisitions 9 43 11 39 Valuation adjustments (2) - (2) - Sales (20) (68) (5) (30) Other changes 1 - - - Ending balance $70 118 $29 55 2012 2013 For the quarter ended March 31, OREO Flow Analysis 12

Summary  Executing on our strategic plan o Valuable, core-deposit franchise drives earnings power o Continued improvement in asset quality metrics o High-quality, relationship-driven asset generation o Ongoing expense management  Increased regular quarterly cash dividend during Q1 ‘13 • Dividend rate of $0.20 per quarter • 33% increase over prior quarter o Significantly exceed regulatory levels required for “well-capitalized” status o Additional capital in place to support opportunistic growth o Will evaluate other capital management alternatives, including acquisitions that make strategic and financial sense 13

NASDAQ Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation.com Investor Contact Media Contact Patrick Rusnak Cara Coon Chief Financial Officer VP/Communications and Public Affairs Director (509) 227-0961 (509) 626-5348 patrick.rusnak@bankwithsterling.com cara.coon@bankwithsterling.com

Earnings Release Supplement For the Quarter and Quarter Ended March 31,2013

($000s) 02/28/13 Cash and cash equivalents $15,626 Investments and MBS 1,030 Loans receivable, net 97,262 Core deposit intangible 453 Other assets 27,197 Total assets acquired $141,568 Deposits $118,221 Other liabilities 7,054 Total liabilities assumed 125,275 Net assets acquired $16,293 Cash Paid $6,500 Note assumed and paid 2,249 Total consideration $8,749 Bargain purchase gain $7,544 Acquisition of Borrego Springs Bank, N.A. 16  Completed February 28, 2013  SBA franchise with opportunity to expand  Superior SBA 1502 reporting and collection performance 2 branches, 6 loan offices Retail Branch: LPO: Balance Sheet at Closing  $14.3 million nonperforming loans acquired  $9.8 million of which had guarantees under government programs

# Income From Mortgage Banking Operations

| (Dollars in Millions) | Three Months Ended 3/31/2013 | Three Months Ended 12/31/2012 | Difference |
|---|---|---|---|
| Mortgage Banking Operations | $11.1 | $27.6 | ($16.5) |
| Loan Servicing Fees | 2.7 | 0.6 | 2.1 |
| Total MBO & Loan Servicing | $13.8 | $28.2 | ($14.4) |

| **Loan Sale Execution Variance to Fair Value:** | |
|---|---|
| Amount in Warehouse at 12/31/12 | $689.7 |
| *Difference in Margin* | *-0.86%* |
| Difference | ($5.9) |

| **Reduced Valution/Margin on New Q1 '13 Activity:** | |
|---|---|
| Total Mortgage Activity Q1 '13 | $650.4 |
| *Difference in Margin* | *-1.05%* |
| Difference | ($6.8) |

| **Reduction in Activity:** | |
|---|---|
| Total Mortgage Activity Q1 '13 | $650.4 |
| Total Mortgage Activity Prior Quarter | 734.4 |
| Change in Mortgage Activity | (84.0) |
| Lost Yield due to Reduced Activity | ($3.0) |

| **Summary:** | |
|---|---|
| Loan Sale Execution Variance to Fair Value | ($5.9) |
| Reduced Valution/Margin on New Q1 '13 Activity | (6.8) |
| Reduction in Activity | (3.0) |
| Reduction in Brokered Loan Fees | (0.8) |
| **Total** | **($16.5)** |

- Expect increased Q2 '13 origination activity due to the hiring of additional lenders in Q1 '13 and seasonality factors
  - Q2 '13 origination activity expected in range of $800 million to $900 million
  - 35% of Q1 '13 originations were purchase loans, 12% HARP refi, 53% traditional refi
- Expect Q2 '13 mortgage margin in range of 2.40% to 2.70%

17

# Employee Compensation and Benefits

| ($ in thousands) | Q1 2012 | Q2 2012 | Q3 2012 | Q4 2012 | Q1 2013 |
|---|---|---|---|---|---|
| Salaries Expense | $34,213 | $32,634 | $32,463 | $32,927 | $31,197 |
| Benefits Expense | 9,165 | 8,523 | 7,444 | 7,239 | 9,534 |
| Bonus and Incentive Expense | 8,994 | 10,465 | 13,537 | 17,341 | 11,795 |
| Deferred Equity Comp Expense | 1,664 | 1,945 | 1,421 | 1,329 | 1,360 |
| Other Personnel Expense | 934 | 919 | 1,329 | 1,647 | 1,743 |
| Deferred Direct Orig Exp | (7,589) | (8,001) | (10,558) | (10,960) | (13,193) |
| **Total Personnel** | **$47,381** | **$46,485** | **$45,636** | **$49,523** | **$42,436** |

| | Q1 2012 | Q2 2012 | Q3 2012 | Q4 2012 | Q1 2013 |
|---|---|---|---|---|---|
| Bonus Expense | $709 | $647 | $741 | $2,332 | $1,336 |
| Commission Expense | 6,135 | 6,595 | 8,881 | 10,199 | 7,158 |
| Incentive Expense | 1,971 | 2,998 | 3,712 | 4,774 | 3,032 |
| Awards | 179 | 225 | 203 | 36 | 269 |
| **Total Bonus and Incentive Expense** | **$8,994** | **$10,465** | **$13,537** | **$17,341** | **$11,795** |

| | Q1 2012 | Q2 2012 | Q3 2012 | Q4 2012 | Q1 2013 |
|---|---|---|---|---|---|
| Multifamily Group | $478 | $760 | $396 | $1,207 | $494 |
| Home Loan Division | 5,263 | 5,479 | 8,097 | 8,512 | 6,374 |
| All Other Departments | 394 | 356 | 388 | 480 | 290 |
| **Total Commission Expense** | **$6,135** | **$6,595** | **$8,881** | **$10,199** | **$7,158** |

Increase in Benefits Expense primarily related to payroll tax increase

Reflects adjustment of standard deferred costs principally for resi mortgage loans

Expected decline due to impact of TARP exit in Q4 '12

Commercial and retail performance based incentive plan decrease in accrual for Q1

18

(in millions) 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013 LTM Ending balance $6,013 $6,084 $6,142 $6,253 $6,477 $6,477 $ Growth: Total, net 71 58 111 224 464 Purchased 49 44 27 3 123 Acquired/(divested), net - - (41) 103 62 Sold (50) (2) (10) (7) (69) Organic, net 72 16 135 125 348 % Growth (annualized): Total, net 4.7% 3.8% 7.2% 14.3% 7.7% Purchased 3.3% 2.9% 1.8% 0.2% 2.0% Acquired/(divested), net 0.0% 0.0% -2.7% 6.6% 1.0% Sold -3.3% -0.1% -0.7% -0.5% -1.1% Organic, net 4.8% 1.1% 8.8% 8.0% 5.8% Quarterly Loan Growth Summary  Total portfolio loan balances increased $464 million, or 8% year-over-year  Organic loan growth supplemented with bank acquisition and select bulk purchases  For last 12 months, organic production produced 6% growth, 8% annualized for Q1 ‘13  Selected purchases of residential mortgage and prime indirect auto loans  $211.6 million reduction in loans during 12 months due to NPL resolution 19

APPENDIX

3/31/2013 Peer median (1) TCE/TA 13.0% 9.1% Tier 1 leverage 12.8% 9.3% Tier 1 risk-based capital 17.8% 13.3% Total risk-based capital 19.0% 15.3% Tier 1 common capital 14.1% 11.5% NPA/Tangible Capital + ALLL 15.8% 17.4% Capital Compared to Peers Source: SNL Financial and company filings. Sterling Financial data as of March 31, 2013. Peer group data as of most recent quarter available. (1) Peers include all public U.S. banking companies with between $7 billion and $25 billion in assets. 21

For the quarters ended (in millions) 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013 Balance Sheet Total assets $9,502 $9,600 $9,472 $9,237 $9,256 Net loans $5,854 $5,927 $5,990 $6,102 $6,335 Securities $2,462 $2,121 $2,052 $1,513 $1,472 Core deposits (1) $6,585 $6,500 $6,515 $6,268 $6,384 Gross loans/total deposits 87% 90% 91% 97% 98% Capital $898 $1,221 $1,251 $1,218 $1,237 TCE/TA 9.0% 12.3% 12.8% 12.8% 13.0% Tier 1 leverage 11.1% 12.2% 12.7% 12.1% 12.8% Operating Highlights Operating income (loss) before taxes $13.3 $32.0 $30.6 $17.7 $32.5 Provision for credit losses $4.0 $4.0 $2.0 $0.0 $0.0 FTE net interest margin 3.38% 3.56% 3.43% 3.49% 3.69% Asset Quality NPAs $350 $321 $259 $210 $212 Classified assets $411 $327 $267 $222 $215 NPAs / assets 3.7% 3.4% 2.7% 2.3% 2.3% ALLLs / NPLs 58% 60% 73% 83% 82% ALLL / loans 2.7% 2.6% 2.5% 2.5% 2.3% Net (charge-offs) recoveries ($20) ($5) ($6) $1 ($5) NCOs / avg. loans (annualized) 1.3% 0.3% 0.4% 0.0% 0.3% Last Five Quarters Financial/Operating Highlights 22 (1) Core deposits defined as total deposits less brokered CDs.

$0.0 $0.5 $1.0 $1.5 $2.0 6/30/2012 9/30/2012 12/31/2012 3/31/2013 Bi llio ns 30-yr MBS 20-yr MBS 10- & 15-yr MBS CMO MBS: $1,210 / 86% Muni bonds: $188 / 13% CMO: $19 / 1% $1.4 billion total portfolio (1) (in millions) 3.4 3.6 3.3 3.8 2.1 2.2 2.4 3.3 0 1 2 3 4 06/30/12 09/30/12 12/31/12 03/31/13 Ye ar s WA Life-Base case Eff Dur - Base case Investment Portfolio Overview  Three considerations in shaping investment portfolio composition are safety, liquidity and return  Low market yields continue to accelerate prepayments  86% Agency MBS pass-throughs Source: Company filings. (1) Does not include net unrealized gains. (2) Durations and average life measures are base case, under current market rates. (3) Yield at quarter end. Investment portfolio Weighted avg life and effective duration (2) 2.58% overall portfolio yield (3) MBS composition Yield (3) 2.54% 2.44% 2.53% 2.32% $1.76B $1.84B 23 $1.26B $1.23B

Washington: $840 / 29% N. California: $797 ,/28% S. California: $613 / 21% Oregon: $463 / 16% Arizona: $82 / 3% Idaho: $41 / 1% Other: $53 / 2% (in millions) Loan Portfolio – CRE Non-Owner-Occupied Includes Multifamily  Non-owner-occupied commercial real estate loans (including multifamily) totaled $2.9 billion as of 3/31/2013  Increased by $319 million, or 12% over a year ago  Represented 45% of gross loans as of 3/31/2013  1.9% of non-owner-occupied CRE loans were non-performing as of 3/31/2013 Source: Company filings. CRE NOO loan mix by geography CRE NOO loan mix by property type 24 $1,725 $315 $234 $205 $163 $129 $118 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 (in millions)

Washington: $445 / 32% Oregon: $359 / 26% N. California: $350 / 26% S. California: $59 / 4% Idaho: $63 / 5% Arizona: $56 / 4% Other: $41 / 3% (in millions) Loan Portfolio – CRE Owner-Occupied Includes SBA  Owner-occupied commercial real estate loans totaled $1.4 billion as of 3/31/2013  Represented 21% of gross loans at 3/31/2013  5% of owner-occupied CRE loans were non-performing at 3/31/2013  SBA loans were $189 million, or 14% of total owner-occupied CRE loans at 3/31/2013 Source: Company filings. CRE OO loan mix by geography CRE OO loan mix by property type 25 $327 $304 $258 $243 $118 $69 $54 $0 $50 $100 $150 $200 $250 $300 $350 (in millions)

Key Statistics as of 3/31/2013 (millions) Total assets $243 Total loans $146 Total deposits $211 Equity $ 30 Acquisition of Commerce National Bank 26  Established in 2003  Commercial banking platform o 54% CRE o 15% C&I o 15% Commercial leases  $42.9MM total consideration o $15.10 per common share o Includes redemption of stock options and warrants  All cash transaction  Expected close: 3Q ‘13 1 Branch, 1 LPO STSA Branch: STSA LPO: CNBF Branch: CNBF Equipment Finance Office: Commerce National Bank

CRE, NOO: $39 / 27% CRE, OO: $39 / 27%C&I: $22 / 15% Leases: $23 / 15% 1-4 Family: $14 / 10% Consumer: $5 / 4% Construction: $2 / 1% Farm & Other: $2 / 1% (in millions) Commerce National Bank Deal Metrics  Total deal value of $42.9MM o Shareholders: $15.10 per share, or $40.2MM o UST Warrants: $567,000 redemption o Stock Options: $2.1MM  Pricing represents 1.33 times BV/TBV  Franchise premium is 5.97% of total deposits; 11.23% of core deposits  Estimated $12.5MM of goodwill created in transaction; $1.5MM core deposit intangible  Pro forma leverage ratio = 12.0% o 14 bps dilution to leverage ratio o TBV dilution earn-back of 3 years 27 Loan mix by category Commerce National Bank

Key Statistics as of 3/31/2013 (millions) Total assets $284 Net loans $274 Total deposits $188 Net assets $ 87 Acquisition of Boston Private PNW 28  Average branch deposits: $63 million  High quality borrowers in desirable Puget Sound market  Expected TBV earn-back within 4 years  Expected close May 10, 2013 3 branches (1) STSA Branch: BPFH Branch: Loan mix by category CRE, NOO: $111 / 41% Resi Mortgage: $77 / 28% C&I: $45 / 16% CRE, OO: $34 / 12% Construction: $4 / 2% HELOC: $2 / 1% Consumer: $1 / 0% (in millions) (1) As of May 12, 2013, Seattle branch of BPFH will consolidate with a Sterling branch.

Acquisitions Target Market Number of Branches Announce Date Closed Date Assets ($M) Commerce National Bank S. California 1 5/2/2013 Pending 243 PNW Ops of Boston Private Financial Holdings Puget Sound 3 12/14/2012 Pending 284 Borrego Springs Bank, NA S. California 3 10/21/2012 2/28/2013 142 First Independent Bank Vancouver, Portland 14 11/6/2011 2/29/2012 736 Divestitures Buyer Market Number of Branches Announce Date Closed Date Deposits ($M) Bank of the Pacific OR, WA Coast 3 1/28/2013 Pending 48 Siuslaw Bank Central Oregon 1 12/5/2012 3/15/2013 9 American Federal Savings Bank Montana 7 6/26/2012 11/30/2012 181 Recent Acquisition and Divestiture Activity 29

NASDAQ Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation.com Investor Contact Media Contact Patrick Rusnak Cara Coon Chief Financial Officer VP/Communications and Public Affairs Director (509) 227-0961 (509) 626-5348 patrick.rusnak@bankwithsterling.com cara.coon@bankwithsterling.com